SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
Subsequent Events [Text Block]
NOTE 20	-	SUBSEQUENT EVENTS

In February 2014, following the approval of the Company's general meeting of shareholders on January 28, 2014, the Company entered into new service agreements, setting forth the terms of services of its President and Co-Chief Executive Officers, and E-Com (a subsidiary of the Company) entered into a service agreement setting forth the terms of service of its Chief Executive Officer. These office holders are deemed the Company's controlling persons or their relatives and their terms of service were therefore approved by the general meeting of shareholders.

The new service agreements comply with the provisions of the Company's compensation policy for office holders as approved by the Company's shareholders on October 2013, and provide, among other things, for the payment of fixed monthly amounts (as detailed below) and of cash incentives.  The cash incentives shall be awarded based on: (a) the achievement by the Company of certain pre-determined profit-before-tax targets, up to 150% of the annual fixed amounts payable to the office holder; and (b) the Company's stock performance as compared to the performance of the TA 100 Index, up to 100% of the annual fixed amounts payable to the office holder. The following table presents the fixed monthly amounts as set forth in the new service agreements:

President	NIS 225,000 (or $64,800) plus VAT
Each Co- CEO	NIS 175,000 (or $50,400) plus VAT
CEO of E-Com	NIS 125,000 (or $36,000) plus VAT